UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2010 (April 27, 2010)
Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-20050	36-3210283

(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street Princeton, Illinois	61356

(Address of Principal Mr. Ogaard Offices)	(Zip Code)
Registrant’s telephone number, including area code (815) 875-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
     On April 27, 2010, Princeton National Bancorp, Inc. (the “Company”) issued a news release to report its financial results for the quarter ended March 31, 2010. The release is furnished as Exhibit 99.1 hereto.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     On April 27, 2010, the Company held its annual meeting of stockholders. The results of the vote at the meeting were as follows:
1. To elect four directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Sharon L. Covert	1,446,185	210,866	1,108,679
Mark Janko	1,472,844	184,207	1,108,679
Willard Lee	1,447,779	209,272	1,108,679
Stephen W. Samet	1,445,158	211,893	1,108,679
2. To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
2,253,916	227,436	65,778	0
3. To ratify the selection of BKD, LLP as independent auditors for 2010:

For	Against	Abstain	Broker Non-Vote
2,423,562	70,787	52,781	0
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:

Exhibit 99.1	April 27, 2010 Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC. (Registrant)
By:	/s/ Thomas D. Ogaard
Thomas D. Ogaard, President and
Chief Executive Officer

Dated: April 30, 2010

EXHIBIT INDEX

Number	Description

99.1	April 27, 2010 Press Release